Double-Take Software™

Microsoft GOLD CERTIFIED Partner

Confidential
www.doubletake.com
Introduction to Double-Take Software
Company Overview
July 2009

WORLDWIDE SALES MEETING PUERTO RICO
Confidential
Safe Harbor Statement
 Statements made in this presentation regarding Double-Take that are not historical facts are forward-looking statements based on our current expectations, assumptions, estimates and projections about Double-Take and our industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. These forward-looking statements include, without limitation, statements about our market opportunities, our strategy, our products and product developments, our competition, our projected revenues, margins and expense levels and other measures of financial performance and the adequacy of our available cash resources. You should not place undue reliance on any of the forward-looking statements made in this presentation. Our actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in, or incorporated by reference in, the documents and reports that we file with the Securities and
 Exchange Commission, including in Item 1A. “Risk Factors” of our Form 10-K for the
 year ended December 31, 2008, which we filed with the SEC on March 13, 2009. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

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take.com

WORLDWIDE SALES MEETING PUERTO RICO
Confidential

Highlights

• Physical and Virtual

• Strong Balance Sheet

• Over 19,000 Customers
• Market Expansion Potential

• Demonstrated Strong Margin Delivery

• Hardware and Application Independent

• Leader in Windows Host Based Recovery

• Leveraged, Blue Chip & Broad Distribution

• Unique System State Continuous Replication

www.doubletake.com

Confidential

Facts and Figures

• 383 People
• 40% International Sales
• $84 Million in “Cash,” No Debt
• 175,000 Licenses, 19,000 Customers
• $96 Million in Revenue in 2008, 16% Growth
www.doubletake.com

(US$ in millions)
CAGR - 8.7%
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,746
$2,893
$3,114
$3,412
$3,769
$4,176
2008
2009
2010
2011
2012
2013

(US$ in millions)
CAGR - 11.6%
$1,000
$800
$600
$400
$200
$0
$571
$619
$685
$770
$872
$988
2008
2009
2010
2011
2012
2013

(US$ in millions)
CAGR - 23.0%
$80
$60
$40
$20
$0
$26
$32
$39
$47
$59
$72
2008
2009
2010
2011
2012
2013

*Source: IDC May 2009

Double-Take Software

Confidential

Windows Replication Software*
Addressing Large Infrastructure Market

www.doubletake.com
Total Replication Software*
Linux Replication Software*

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$515
$655
$781
$926
$1,097
$1,295
2007
2008
2009
2010
2011
2012

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$519
$571
$619
$685
$770
$872
2007
2008
2009
2010
2011
2012

(1) DBTK grew at 16% in 2008.

Double-Take Software

Confidential

Market Growth
Impact of The Global Recession
www.doubletake.com
(2) 2007 figure is from February 2009 IDC forecast update.
September ’08 Forecast
May ’09 Forecast
5 yr
CAGR
20.4%
27%
5 yr
CAGR
10.9%
10% (1)
(US$ in millions)
(US$ in millions)
Windows Storage Replication Software Market (IDC)
(2)

Confidential

Trends Driving Growth

• Growth in data creation and collection
• Pervasive industry and federal regulations

• Cost containment in data center
• Focus on protecting business-critical apps

• Heightened awareness of disasters
• Increasingly high cost of downtime
• Relative rapid growth of SMB IT spend
• Pulled by demand for virtualization protection
www.doubletake.com

USERS
NORMAL
FAILOVER
SOURCE SERVER
TARGET SERVER
Local or Remote
HOST-BASED SOFTWARE
REPLICATION
RESTORE
WAN / LAN
RECOVERY MADE EASY

Double-Take Software

Confidential

What We Are Known For Today
Disaster Recovery & High Availability
Affordable, non-intrusive software to minimize downtime for business critical systems based upon Microsoft and VMware server platforms
www.doubletake.com
 High Availability
 Provide LAN or WAN failover
 Maximize user productivity and minimize data loss
 Data Protection Options
 Real-time asynchronous replication
 Byte level bandwidth friendly data movement
 Recovery Options
 Automated monitoring / failover
 Application Independent
 Provide failover for ALL windows applications
 Application specific module for Exchange, SQL,
 Sharepoint, BES and File/Print servers.
 Hardware Independent
 Replicate and failover between dissimilar hardware
 Replicate and failover between dissimilar storage
 Cost Effective
 ROI of under 6 months in most cases

Confidential

• How to shrink the recovery point and recovery time
The Problem We Solve
• Hours
• Days
• Weeks
• Hours
• Days
• Weeks
Recovery Point = Time of last data backup
Recovery Time = Time to re-deploy apps
• Minutes
• Seconds
Failure
Failure
www.doubletake.com

The Broader Objective
Workload Optimization For Dynamic Infrastructures

WAN
WAN

Confidential

Double-Take Software

10

www.doubletake.com

WAN
SQL
REMOTE
WORKERS
BRANCH OFFICES
DATA CENTRE - London
Move workloads any time, any place for any purpose.
Protect or migrate any workload, system state, applications, or data, in real-time no matter what server, desktop, storage or virtualization platform.
LAN
LAN
LAN
LAN
REMOTE
WORKERS
LAN
Cloud
DATA CENTRE - Amazon
LAN
DATA CENTRE - New York

Confidential

What is a Workload?
• A workload is a physical or virtual server or desktop
 machine, an application, or a set of data that provides
 productivity to a workforce
 – Machines - Desktop workstations, application servers, domain controllers, file and print servers, web servers, server clusters, etc.
 – Applications - Messaging, database, finance, customer support, sales, management, etc.
 – Data - Any data that users need to be productive
Server
Workstation
Application
Data
www.doubletake.com

Confidential

Workload Management Challenges
• Complex
 – Workload management tasks are labor intensive and may require many different tools to complete
• Expensive
 – Workload hardware and software technologies and the expertise and labor required to manage them can become very expensive
• Inflexible
 – Workloads are often bound directly to hardware or virtualization platforms and moving workloads between systems can be very
 difficult
www.doubletake.com

Confidential

Workload Optimization
• Workload Management CAN be Optimized
 – Portability - Quickly and efficiently move/migrate workloads between dissimilar physical/virtual platforms
 – Backup/Recovery - Backup workloads in real time across any distance with minimal data loss and on-demand recovery
 – Availability - Protect workloads with real-time replication and failover to standby servers
 – Flexibility - Manage and maintain workloads centrally providing fast workload deployment for desktops/servers
• Lower workload management costs by making tasks
 and projects simpler and faster
www.doubletake.com

Double-Take
($62,200,000)
GeoCluster
($1,200,000)

Livewire
($1,000,000)
TimeData
($280,000)

Replication

Double-Take
($0)
Migration Licensing

NetBoot
($330,000)
SANfly

Double-Take Software

Confidential

Current Product Lines
(’08 License Revenue)
www.doubletake.com

Availability
Backup
Replication
Move
Flex

Double-Take Software

Confidential

Become Double-Take Product Suites
www.doubletake.com

Workload

Availability

- Full System Failover
- Application Aware Failover
- Multi-Site Clusters

Backup

- System State Recovery
- Snapshot, CDP
- First Cloud Offering

Replication

Move

- Any to Any Workload Mobility
- Hardware and Platform Independence
- P2V, x2P, Cross-Hypervisor, x2C

Flex

- Network System Image Provisioning
- iSCSI Boot, Linked Boot Images
- Infrastructure Re-purposing

Optimization

Double-Take Software

Confidential

Leverage Capabilities
www.doubletake.com

Availability

$1.2 Billion
Availability and Clustering Software*

Backup

$1.9 Billion
Data Protection and Recovery Software*

$817 Million
Storage Replication Software*

Replication

$401Million
Storage Management Software*

$964 Million
HSM and Archive Software†

$941 Million
Software Change and Configuration Management†

Move

Flex

Confidential

Double-Take Software

17

† 2009 Forecast Data from various 2008 Gartner Reports

Expanded Market Opportunities
*2009 Forecast Data from various 2008 IDC Reports, Windows and Linux Market Segments.

Confidential

www.doubletake.com
Double-Take Differentiators
• Continuous replication of data, file, application and OS
 – WAN-Optimized, crash-consistent, real-time replication across any distance
 – Real-time replication/migration of data between dissimilar storage devices
• Across dissimilar hardware, storage, virtualization platforms
 – Migration P2P, P2V, V2V or V2P, including across dissimilar virtualization platforms
 – Failover of any Windows workload with only minutes of downtime and near-zero data loss
• Backup and recover individual files, emails or entire servers
 – Real-time backup of multiple servers to a single repository with on-demand recovery
 – Any point-in-time, granular recovery of data
• Centralized management of servers
 – Boot-from-SAN using iSCSI optimized for multiple servers/desktops booting from a single image

Sources of Sales

11%
4%
13%
72%
Resellers
Distributors
OEM
Direct

Go-to-Market Options

- Resellers
  - Dell
- Distributors
  - Bell Micro
- OEMs
  - HP
- Direct Sales
  - Field and Inside
- Solutions Partners
  - Micros

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19

Confidential
Go-to-Market - An “Overlay” Approach
Full Year 2008
www.doubletake.com

Confidential

Alternatives
(Competition and Partners)
• Direct Competition
 – EMC, CA, small players
 – Win on reputation, functionality, stability
• Hardware Based Solutions
 – SAN’s
 – Win on “non-disruptive” benefits, cost, failover,
• Operating System Vendors
 – Microsoft, VMware
 – Potential risks BUT, today, both are strong partners

Confidential

Business Model
• Revenue components
 – Simple Model
 – Perpetual licenses - Approximately 55% (1)
 – Maintenance & Professional services - Approximately 45%
• Factors contributing to consistency
 – Small deal size, ~$4,000 median sales price
 – Traditionally short sales cycles
 – Organization has monthly focus
www.doubletake.com
(1) Licenses / Maintenance & Professional Services revenue distribution for CY2008.

(US$ in millions)
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
2004
2005
2006
2007
2008
Q2'09 LTM
$19.9
$9.9
$26.2
$14.5
$38.4
$22.4
$49.2
$33.6
$52.9
$43.4
$45.0
$43.1

Double-Take Software

Confidential

www.doubletake.com
Revenue
Software
Maintenance & Service
$29.8
$40.7
$60.8
$82.8
$96.3
$88.1

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Q1'06
Q2'06
Q3'06
Q4'06
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
7.4%
16.3%
19.7%
25.2%
15.5%
22.2%
27.1%
26.3%
19.2%
22.4%
22.5%
25.1%
5.1%
19.1%
3.2%
14.6%
16.7%
9.1%
13.9%
19.8%
21.7%
23.3%
15.3%
18.0%
18.3%
21.1%
-0.9%
13.9%

Double-Take Software

Confidential

www.doubletake.com
GAAP and Non-GAAP Operating Margins
Non-GAAP operating income does not include stock-based comp.
Note: Reconciliation between GAAP and Non-GAAP - $0.4M (Q1‘06), $0.3M (Q2‘06), $0.5M (Q3‘06), $3.1M (Q4‘06), $0.3M (Q1‘07) , $0.5M (Q2’07),
$1.1M (Q3’07), and $0.7M (Q4’07), $0.9M (Q1’08), $1.0M (Q2’08), $1.0M (Q3’08), $1.0M (Q4’08), $1.1M (Q1’09), $1.1M (Q2’09).

(US$ in millions)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
($0.5)
$3.6
$13.7
$20.5
$21.5
$21.7
2004
2005
2006
2007
2008
Q2'09 LTM

Double-Take Software

Confidential

www.doubletake.com
Cash from Continuing Operations
Cash from Operations
Cash from Continuing Operations

Confidential

Management
• Dean Goodermote - CEO, Chairman
 – Clinsoft, Process Software, MRO
• Craig Huke - CFO
 – Apogee Networks, Bluestone Software, Metronet Communications
• Rob Beeler - VP Engineering
 – Naval Air Warfare Center, National Field Service
• Dave Demlow - CTO
 – Seagate, Enterprise Storage Management
• Dan Jones - VP Sales and Marketing

 – Storage Networks, Net-tel Inc.
• Mike Lesh - VP of Services and Support
 – Open Pages, EMC, Data General
• Jo Murciano - President, Double-Take EMEA
 – Sunbelt, RMH Group
www.doubletake.com

Confidential

Highlights
• Physical and Virtual
• Strong Balance Sheet
• Over 19,000 Customers
• Market Expansion Potential
• Demonstrated Strong Margin Delivery
• Hardware and Application Independent
• Leader in Windows Host Based Recovery
• Leveraged, Blue Chip & Broad Distribution
• Unique System State Continuous Replication
www.doubletake.com